COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
COMMITMENTS AND CONTINGENCIES

32       COMMITMENTS AND CONTINGENCIES

a)                   Operating leases commitments

The Company has the following commitments for future minimum payments under operating leases:

2025
Within 1 year	11,144
2 years	4,643
3 years	52
4 years	50
Over 5 years	63
Total	15,952

b)                   Contingencies

Certain conditions may exist on the date of these financial statements that could result in a loss to the Company in the future upon the occurrence or non-occurrence of specific events. At each reporting date, the Company evaluates its loss contingencies related to ongoing legal proceedings by assessing the likelihood of an unfavorable outcome and the amounts claimed or expected to be claimed. As of December 31, 2025, contingencies include an amount of $14,515, primarily related to the recently acquired entity, MSG.